                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 24, 1997

                           EASTGROUP PROPERTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MARYLAND
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 1-7094                                 13-2711135
        (Commission File Number)             (IRS Employer Identification No.)

          300 ONE JACKSON PLACE
         188 EAST CAPITOL STREET
             P.O. BOX 22728
          JACKSON, MISSISSIPPI                          39225-2728
(Address of principal executive offices)                (Zip Code)

                  Registrant's telephone number (601) 354-3555

          (Former name or former address, if changed since last report)

                                    FORM 8-K

                           EASTGROUP PROPERTIES, INC.

ITEM 2. ACQUISITION OF ASSETS

On September 24, 1997, EastGroup Properties, Inc. ("EastGroup" or the "Company") purchased a portfolio of four industrial properties (14 buildings) totaling 1,692,000 square feet located in Jacksonville, Florida and New Orleans, Louisiana for a total purchase price of $50,237,000 including closing costs. EastGroup's acquisition was funded with cash and two first mortgage loans totaling $45,000,000 at 9.25% interest lent by Meridian Industrial Trust, Inc. to EastGroup. EastGroup intends to repay this debt which matures on December
31, 1997 through its existing bank lines or with other capital.

The Jacksonville Portfolio consists of six bulk distribution warehouse buildings containing 839,000 square feet located on the west side of the city. The buildings, constructed from 1977 to 1991, range in size from 84,000 square feet to 202,000 square feet. The properties are currently 86% leased to six tenants, however, announced lease terminations will reduce occupancy to 73% by the end of the year with an additional three leases totaling 306,060 square feet or 36.5% of the portfolio expiring in 1998. EastGroup intends to complete a variety of improvements to the Jacksonville Portfolio and concurrently implement an aggressive marketing program.

The New Orleans Portfolio consists of 853,000 square feet of which 769,000 square feet (90%) is bulk distribution and 84,000 square feet (10%) is service center space. The buildings, which are located in two different complexes near the New Orleans airport, were constructed from 1979 to 1984. The New Orleans Portfolio is 95% leased to 35 tenants. EastGroup intends to complete nominal improvements to the New Orleans properties.

Management believes that the average rental rates of the leases for both portfolios approximate market rates. Other than the vacancy risk discussed above in conjunction with the Jacksonville Portfolio, EastGroup is not aware of any material factors relating to the two portfolios that would cause the reported financial information not to be necessarily indicative of future operating results.

ITEM 5. OTHER EVENTS

Subsequent to the year ended December 31, 1996, EastGroup has purchased or has contracted to purchase the following properties.

   Acquisition                                                    Number of        Square         Acquisition        % leased at
       Date              Property                Location         Buildings         feet             Costs           acquisition
------------------- ----------------------- ------------------- --------------- -------------- ------------------ ------------------
3/20/97             Interchange A           Jackson, MS               1               33,000         $1,091,000             86%

4/30/97             Palm River              Tampa, FL                 1               72,000          2,671,000             78%
                    Distribution Center I

5/2/97              West Loop Business      Houston, TX               1               77,000          2,942,000            100%
                    Park II

5/9/97              Lockwood                Houston, TX               3              392,000          6,183,000(1)         100%
                    Distribution Center

6/13/97             Interchange D           Jackson, MS               1               67,000          3,052,000(1)         100%

6/23/97             Cypress Creek           Fort Lauderdale, FL       2               56,000          2,450,000             92%
                    Business Park

6/23/97             Yankee Boulevard        Fort Lauderdale, FL       3              118,000          3,481,000             80%
                    Industrial Park

7/16/97             Senator Street          Memphis, TN               2               80,000          2,715,000(1)         100%
                    Distribution
                    Center

7/22/97             Chamberlain                  Tucson, AZ                1              120,000          4,077,000(1)        100%
                    Distribution Center

7/31/97             35th Avenue                  Phoenix, AZ               1              124,000          2,800,000           100%
                    Distribution Center

8/19/97             Washington                   Santa Fe Springs, CA      1              141,000          6,608,000            62%
                    Distribution Center

8/21/97             San Clemente
                    Distribution Center          Hayward, CA               1               81,000          2,891,000           100%

9/24/97             Jacksonville Properties      Jacksonville, FL          6              839,000         20,854,000(1)         97%

9/24/97             New Orleans Properties       New Orleans, LA           8              853,000         29,383,000(1)         95%

Under               Butterfield  Trail           El Paso, TX               7              671,000         19,840,000(1)         N/A
Contract            Industrial Park

Under               Southbay                     San Diego, CA             1              191,000         10,009,000(1)         N/A
Contract            Industrial Center

Under               Dolton                       Dallas, TX                3               99,000          2,395,000            N/A
Contract            Distribution Center

Under               109th Street                 Dallas, TX                1               54,000          1,020,000            N/A
Contract            Distribution Center

Under               Interchange B                Jackson, MS               1               27,000          1,210,000            N/A
Contract

Under               56th Street                  Tampa, FL                 1               25,000            889,000            N/A
Contract            Commerce Park
                                                                                    -------------- ------------------
                                                                                        4,120,000       $126,561,000
                                                                                     ============== ==================


(1) The summary of gross income and direct operating expenses for these acquisitions and proposed acquisitions has been audited for the most recent fiscal year and the audited financial statements are included herein as part of Item 7. Additionally, these properties are included in the unaudited pro forma consolidated financial statements, filed herewith. A description of these transactions is presented below.

Lockwood Distribution Center, which was built in 1968-69, is an institutional quality bulk distribution facility that is located near major interstates on the east side of Houston. Lockwood is leased to a single tenant through December 2010. Interchange D was constructed in 1989 as part of a four building industrial park which includes Interchange A also owned by the Company. The facility competes in the south Jackson market and currently remains 100% leased to eight tenants. Senator Street Distribution Center was built in 1982 and is located just east of the Memphis Airport with excellent access to major interstates in the area. Senator Street remains 100% occupied by fourteen tenants. Chamberlain Distribution Center, which was built in 1994, is a front load warehouse that competes in the southern Tucson market. The complex is leased to a single tenant through August 2001.

The $91,198,000 of completed purchases above were bought with funds obtained under a line of credit with a local commercial bank with an interest rate of LIBOR plus 1.75% and the two first mortgage loans totalling $45,000,000 discussed in Item 2.

EastGroup has a signed contract to acquire the Butterfield Trail Industrial Park, a portfolio of seven distribution buildings built from 1981 to 1996. The portfolio is located adjacent to the El Paso International Airport in central El Paso. In fact, the seven buildings are affixed to land leased from the city of El Paso. The earliest land lease expiration has 53 years remaining including renewal options. The process of obtaining the land lease assignments and any necessary lease extensions is ongoing at present. Butterfield Trail is comprised of both single and multi tenant buildings, all of which are institutional quality. The seven complexes are currently 100% occupied by nineteen tenants. The Company also has a contract to purchase Southbay Industrial Center which competes in the southern suburban San Diego market. Built in 1988, the complex is 100% leased to 3 tenants. The Company anticipates funding these two proposed acquisitions with cash reserves, or if necessary, with funds obtained under a line of credit with a local commercial bank with an interest rate of LIBOR plus 1.75%.

Management believes that the average rental rates of the leases approximate market rates and the trust expects minimal capital expenditures. EastGroup is not aware of any material factors relating to the acquisitions and probable acquisitions that would cause the reported financial information not to be necessarily indicative of future operating results.

On August 28, 1997 EastGroup filed a Schedule 13D with the Securities and Exchange Commission indicating its recent acquisition of 1,449,956 preferred shares of Meridian Point Realty Trust VIII Co. (AMEX:MPHpr) at an average price of approximately $9.47 per preferred share. EastGroup indicated in its Schedule 13D filing that it is currently reviewing Meridian VIII's business and assets and, as a part of this review, EastGroup intends to discuss with Meridian VIII's management Meridian VIII's strategic alternatives. EastGroup has not yet formulated a definitive proposal with respect to any possible business combination or offer. As EastGroup's review of Meridian VIII is continuing, there can be no assurance that any business combination, tender offer or similar transaction will be consummated.

Dispositions subsequent to the year ended December 31, 1996 for EastGroup include the Santa Fe Energy Building on July 31, 1997, its 77.78% interest in Liberty Corners Shopping Center on August 29, 1997 and its 50% interest in Cowesett Corners Shopping Center on September 16, 1997. The unaudited pro forma consolidated financial statements filed herewith also reflect these transactions.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

The following audited financial statements are filed herewith.

LOCKWOOD DISTRIBUTION CENTER                                                                                          PAGE
----------------------------                                                                                          ----

Independent Auditors' Report                                                                                           7
Historical Summary of Gross Income and Direct Operating Expenses - for the
  year ended December 31, 1996 and six months ended
  June 30, 1997 (unaudited)                                                                                            8
Notes to Historical Summary of Gross Income and Direct Operating Expenses                                              9

INTERCHANGE D                                                                                                         PAGE
-------------                                                                                                         ----

Independent Auditors' Report                                                                                          11
Historical Summary of Gross Income and Direct Operating Expenses - for the
  year ended December 20, 1996 and six months ended
  June 20, 1997 (unaudited)                                                                                           12
Notes to Historical Summary of Gross Income and Direct Operating Expenses                                             13

SENATOR STREET DISTRIBUTION CENTER                                                                                    PAGE
----------------------------------                                                                                    ----

Independent Auditors' Report                                                                                          15
Historical Summary of Gross Income and Direct Operating Expenses - for the
  year ended December 31, 1996 and six months ended
  June 30, 1997 (unaudited)                                                                                           16
Notes to Historical Summary of Gross Income and Direct Operating Expenses                                             17

CHAMBERLAIN DISTRIBUTION CENTER                                                                                       PAGE
-------------------------------                                                                                       ----

Independent Auditors' Report                                                                                          18
Historical Summary of Gross Income and Direct Operating Expenses - for the
  year ended December 31, 1996 and six months ended
  June 30, 1997 (unaudited)                                                                                           19

Notes to Historical Summary of Gross Income and Direct Operating Expenses                                             20

JACKSONVILLE AND NEW ORLEANS PROPERTIES
---------------------------------------
                                                                                                                      PAGE
Independent Auditors' Report                                                                                          22
Historical Summary of Gross Income and Direct Operating Expenses - for the
  year ended December 31, 1996 and six months ended
  June 30, 1997 (unaudited)                                                                                           23
Notes to Historical Summary of Gross Income and Direct Operating Expenses                                             24

BUTTERFIELD TRAIL INDUSTRIAL PARK                                                                                     PAGE
---------------------------------                                                                                     ----

Independent Auditors' Report                                                                                          26
Historical Summary of Gross Income and Direct Operating Expenses - for the
  year ended December 31, 1996 and six months ended
  June 30, 1997 (unaudited)                                                                                           27
Notes to Historical Summary of Gross Income and Direct Operating Expenses                                             28

SOUTHBAY INDUSTRIAL CENTER
--------------------------
                                                                                                                      PAGE
Independent Auditors' Report                                                                                          31
Historical Summary of Gross Income and Direct Operating Expenses - for the
  year ended December 31, 1996 and six months ended
  June 30, 1997 (unaudited)                                                                                           32
Notes to Historical Summary of Gross Income and Direct Operating Expenses                                             33

(B) PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

The following unaudited Pro Forma Consolidated Financial Statements are filed herewith:

EASTGROUP PROPERTIES, INC.
--------------------------

Pro Forma Consolidated Balance Sheet (Unaudited) - as of June 30, 1997                                                35
Notes to Pro Forma Consolidated Balance Sheet
   (Unaudited) - as of June 30, 1997                                                                                  36
Pro Forma Consolidated Statement of Operations (Unaudited) - for the six
   months ended June 30, 1997                                                                                         37
Notes to Pro Forma Consolidated Statement of
   Operations (Unaudited) - for the six
   months ended June 30, 1997                                                                                         38
Pro Forma Consolidated Statement of Operations (Unaudited) - for the year
   ended December 31, 1996                                                                                            40
Notes to Pro Forma Consolidated Statement of Operations (Unaudited) - for the
   year ended December 31, 1996                                                                                       42

(C) EXHIBITS.

The following exhibit is included herein:

10(a) Purchase Agreement for Jacksonville and New Orleans Properties

23(a) Consent of Independent Auditors

                                    FORM 8-K

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EastGroup Properties, Inc.
                                                     (Registrant)

Dated: September 24, 1997                            By: /s/ Keith McKey N.
                                                     Keith McKey, CPA
                                                     Executive Vice-President,
                                                     Chief Financial Officer,
                                                     and Secretary

                                                     /s/ Diane W. Hayman
                                                     Diane W. Hayman, CPA
                                                     Controller

                          INDEPENDENT AUDITORS' REPORT


LOCKWOOD DISTRIBUTION CENTER:

We have audited the accompanying historical summary of gross income and direct operating expenses (Historical Summary) of Lockwood Distribution Center (the Property) for the year ended December 31, 1996. This Historical Summary is the responsibility of the Company's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) as described in note 2 and is not intended to be a complete presentation of revenues and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 4 of Lockwood Distribution Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                              KPMG Peat Marwick LLP
Jackson, Mississippi
June 6, 1997

                          LOCKWOOD DISTRIBUTION CENTER

        HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES





                                                          YEAR ENDED DECEMBER  SIX MONTHS ENDED JUNE
                                                                 31,1996            30, 1997
                                                          ------------------------------------------
                                                                                   (UNAUDITED)
                                                                      (IN THOUSANDS)

Gross income:
             Base rental income                                     $843                439
             Tenant expense reimbursements                            26                 13
                                                                    ----               ----
                                                                     869                452
                                                                    ----               ----

Direct operating expenses:
             Real estate taxes                                       135                 67
             Management fees                                          28                 16
             Insurance                                                16                  8
             Repairs and maintenance                                  20                  6
             Miscellaneous                                             1                  1
                                                                    ----               ----
                                                                     200                 98
                                                                    ----               ----


Excess of gross income over direct operating expenses               $669                354
                                                                    ====               ====



                  See accompanying notes to historical summary.

                          LOCKWOOD DISTRIBUTION CENTER

    NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
                        (UNAUDITED AS TO INTERIM PERIOD)

(1)  BUSINESS

         Lockwood Distribution Center ("Lockwood"), is a warehouse complex located in Houston, Texas. Lockwood is comprised of three buildings with a total of approximately 392,000 square feet of leasable space.

(2)  BASIS OF PRESENTATION

         The historical summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) and is not a complete presentation of Lockwood's revenues and expenses. The historical summary has been prepared using the accrual basis of accounting.

         The accompanying interim unaudited historical summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments and eliminations (consisting only of normal recurring adjustments) necessary to present fairly the historical summary for the six months ended June 30, 1997, have been included. The results of operations for such interim period are not necessarily indicative of the results for the full year.

         Management of Lockwood has made estimates and assumptions relating to the reporting of revenues and expenses and the disclosure of contingent assets and liabilities to prepare the historical summary in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)  GROSS INCOME

         Lockwood leases warehouse space under various operating lease agreements with its tenants. All leases are accounted for as operating leases. Base rental income is recognized on a straight-line basis over the terms of the operating leases. These leases include provisions under which Lockwood is reimbursed for certain common area maintenance costs, real estate taxes and other costs.

         A summary of minimum rents to be received from tenants under noncancellable operating leases in effect at December 31, 1996 follows:

                             YEAR ENDING
                             DECEMBER 31,
                             ------------

                               1997             $   849,000
                               1998                 993,000
                               1999                 993,000
                               2000               1,106,000
                               2001               1,106,000
                               Thereafter         1,107,000
                                                -----------
                                                $ 6,154,000
                                                ===========



(4)  DIRECT OPERATING EXPENSES

         Direct operating expenses include only those costs comparable to the proposed future operation of Lockwood. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the historical summary.

         During 1996, Lockwood was managed by Trammell Crow Company for a fee based on 3% of gross receipts, as defined.


(5)  COMMITMENTS AND CONTINGENCIES

         In May 1997, EastGroup Properties purchased Lockwood.

                          INDEPENDENT AUDITORS' REPORT

INTERCHANGE D:

We have audited the accompanying historical summary of gross income and direct operating expenses (Historical Summary) of Interchange D (the Property) for the year ended December 20, 1996. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) as described in note 2 and is not intended to be a complete presentation of revenues and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 4 of Interchange D for the year ended December 20, 1996, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Jackson, Mississippi
September 24, 1997

                                  INTERCHANGE D

        HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

                                                            YEAR ENDED SIX MONTHS ENDED
                                                              DECEMBER   ENDED JUNE 20,
                                                              20, 1996        1997
                                                            --------------------------
                                                                          (UNAUDITED)
                                                                  (IN THOUSANDS)

Gross income:
             Base rental income                                  $314        170
             Tenant expense reimbursements                         49         30
                                                                 ----       ----
                                                                  363        200
                                                                 ----       ----

Direct operating expenses:

             Real estate taxes                                     22         11
             Management fees                                       10          5
             Insurance                                              5          3
             Repairs and maintenance                               26         16
             Miscellaneous                                          4          3
                                                                 ----       ----
                                                                   67         38
                                                                 ----       ----

Excess of gross income over direct operating expenses            $296        162
                                                                 ====       ====







                  See accompanying notes to historical summary.

                                  INTERCHANGE D

    NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
                        (UNAUDITED AS TO INTERIM PERIOD)

(1)  BUSINESS

     Interchange D (Interchange), a warehouse located in Richland (metropolitan Jackson), Mississippi, has approximately 67,000 square feet of leasable space.

(2)  BASIS OF PRESENTATION

     The historical summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) and is not a complete presentation of Interchange's revenues and expenses. The historical summary has been prepared using the accrual basis of accounting.

     The accompanying interim unaudited historical summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments and eliminations (consisting only of normal recurring adjustments) necessary to present fairly the historical summary for the six months ended June 20, 1997, have been included. The results of operations for such interim period are not necessarily indicative of the results for the full year.

     Management of Interchange has made estimates and assumptions relating to the reporting of revenues and expenses and the disclosure of contingent assets and liabilities to prepare the historical summary in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)  GROSS INCOME

     Interchange leases warehouse space under various operating lease agreements with its tenants. All leases are accounted for as operating leases. Base rental income is recognized on a straight-line basis over the terms of the operating leases. These leases include provisions under which Interchange is reimbursed for certain common area maintenance costs, real estate taxes and other costs.

     A summary of minimum rents to be received from tenants under noncancellable operating leases in effect at December 20, 1996 follows:

                                            YEAR ENDING
                                            DECEMBER 20,
                                            ------------
                                            1997                 $   325,000
                                            1998                     259,000
                                            1999                     159,000
                                            2000                     112,000
                                            2001                      33,000
                                                                 -----------
                                                                 $   888,000
                                                                 ===========

(4)  DIRECT OPERATING EXPENSES

     Direct operating expenses include only those costs comparable to the proposed future operation of Interchange. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the historical summary.

     During 1996, Interchange was managed by Trammell Crow Company for a fee based on 3% of gross receipts, as defined.


(5)  COMMITMENTS AND CONTINGENCIES

     In June 1997, EastGroup Properties purchased Interchange.

                          INDEPENDENT AUDITORS' REPORT

SENATOR STREET DISTRIBUTION CENTER:

We have audited the accompanying historical summary of gross income and direct operating expenses (Historical Summary) of Senator Street Distribution Center (the Property) for the year ended December 31, 1996. This Historical Summary is the responsibility of the Company's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) as described in note 2 and is not intended to be a complete presentation of revenues and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 4 of Senator Street Distribution Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Jackson, Mississippi
September 24, 1997

                       SENATOR STREET DISTRIBUTION CENTER

        HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

                                                            YEAR ENDED SIX MONTHS ENDED
                                                              DECEMBER   ENDED JUNE 30,
                                                              31, 1996        1997
                                                            --------------------------
                                                                          (UNAUDITED)
                                                                  (IN THOUSANDS)

Gross income:
             Base rental income                                  $381        221
             Tenant expense reimbursements                         65         31
             Other income                                           1          1
                                                                 ----       ----
                                                                  447        253
                                                                 ----       ----

Direct operating expenses:
             Management fees                                       14          8
             Insurance                                              5          2
             Utilities                                              8          3
             Repairs and maintenance                               39         16
             Real estate taxes                                     51         29
             Miscellaneous                                         17          9
                                                                 ----       ----
                                                                  134         67
                                                                 ----       ----
Excess of gross income over direct operating expenses            $313        186
                                                                 ====       ====







                  See accompanying notes to historical summary.

                       SENATOR STREET DISTRIBUTION CENTER

    NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
                        (UNAUDITED AS TO INTERIM PERIOD)

(1)  BUSINESS

Senator Street Distribution Center ("Senator") is a warehouse complex located in Memphis, Tennessee, with a total of approximately 80,000 square feet of leasable space.


(2)  BASIS OF PRESENTATION

The historical summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) and is not a complete presentation of Senator's revenues and expenses. The historical summary has been prepared using the accrual basis of accounting.

The accompanying interim unaudited historical summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments and eliminations (consisting only of normal recurring adjustments) necessary to present fairly the historical summary for the six months ended June 30, 1997, have been included. The results of operations for such interim period are not necessarily indicative of the results for the full year.

Management of Senator has made estimates and assumptions relating to the reporting of revenues and expenses and the disclosure of contingent assets and liabilities to prepare the historical summary in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)  GROSS INCOME

Senator leases warehouse space under operating lease agreements with its tenants. Base rental income is recognized as earned over the term of the operating leases. The leases include provisions under which the tenants are responsible for common area maintenance costs, real estate taxes and certain other reimbursable costs.

A summary of minimum rents to be received from the tenants under noncancellable operating leases in effect at December 31, 1996 follows:

                                            YEAR ENDING
                                            DECEMBER 31,
                                            ------------
                                            1997                 $   381,325
                                            1998                     249,738
                                            1999                     179,664
                                            2000                     137,364
                                            2001                      41,681
                                                                 -----------
                                                                 $   989,772
                                                                 ===========


(4)  DIRECT OPERATING EXPENSES

Direct operating expenses include only those costs comparable to the proposed future operation of Senator. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the historical summary.

During 1996, Senator was managed by Trammell Crow Company for a fee based on 4% of base rent collected, as defined.


(5)  SUBSEQUENT EVENT

In July 1997, EastGroup Properties purchased Senator.

                           INDEPENDENT AUDITORS' REPORT


CHAMBERLAIN DISTRIBUTION CENTER:

We have audited the accompanying historical summary of gross income and direct operating expenses (Historical Summary) of Chamberlain Distribution Center (the Property) for the year ended December 31, 1996. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) as described in note 2 and is not intended to be a complete presentation of revenues and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 4 of Chamberlain Distribution Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                             KPMG Peat Marwick LLP

Jackson, Mississippi
September 24, 1997

                         CHAMBERLAIN DISTRIBUTION CENTER

        HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES



                                                                                YEAR ENDED                  SIX MONTHS
                                                                            DECEMBER 31, 1996          ENDED JUNE 30, 1997

                                                                      --------------------------------------------------------
                                                                                                           (UNAUDITED)
                                                                                           (IN THOUSANDS)
Gross income:
             Base rental income                                                     $    400                              200
             Tenant expense reimbursements                                               147                               72
                                                                                    ---------                       ----------
                                                                                         547                              272
                                                                                    ---------                       ----------

Direct operating expenses:
             Real estate taxes                                                           112                               56
             Repairs and maintenance                                                      12                                6
             Rental taxes                                                                 19                                8
             Miscellaneous                                                                 8                                3
                                                                                    ---------                       ----------
                                                                                         151                               73
                                                                                    ---------                       ----------

Excess of gross income over direct operating expenses                               $    396                              199
                                                                                    =========                       ==========






                See accompanying notes to the historical summary.

                         CHAMBERLAIN DISTRIBUTION CENTER

    NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
                        (UNAUDITED AS TO INTERIM PERIOD)

(1)  BUSINESS

Chamberlain Distribution Center ("Chamberlain") is a warehouse complex located in Tucson, Arizona. Chamberlain is a single tenant, front load warehouse with a total of approximately 120,000 square feet of leasable space.

(2)  BASIS OF PRESENTATION

The historical summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) and is not a complete presentation of Chamberlain's revenues and expenses. The historical summary has been prepared using the accrual basis of accounting.

The accompanying interim unaudited historical summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments and eliminations (consisting only of normal recurring adjustments) necessary to present fairly the historical summary for the six months ended June 30, 1997, have been included. The results of operations for such interim period are not necessarily indicative of the results for the full year.

Management of Chamberlain has made estimates and assumptions relating to the reporting of revenues and expenses and the disclosure of contingent assets and liabilities to prepare the historical summary in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)  GROSS INCOME

Chamberlain leases warehouse space under an operating lease agreement with its tenant. Base rental income is recognized as earned over the term of the operating lease. The lease includes provisions under which the tenant is responsible for all common area maintenance costs, real estate taxes and certain other reimbursable costs.

The operating lease agreement in effect with the tenant expires on August 31, 2001 with an option to extend the lease for a period of five years. A summary of minimum rent to be received from the tenant under the noncancellable operating lease in effect at December 31, 1996 follows:

                                 YEAR ENDING
                                 DECEMBER 31,
                                 ------------

                                   1997              $  399,600
                                   1998                 399,600
                                   1999                 399,600
                                   2000                 399,600
                                   2001                 266,400
                                                     ----------
                                                     $1,864,800
                                                     ==========

The lease agreement requires an increase in rent beginning March 1, 1998 equal to the percentage increase in the consumer price index occurring between September 1, 1994 and March 1, 1998, not to exceed four percent each year. This rate change is not reflected in the five year summary detailed above.

(4)  DIRECT OPERATING EXPENSES

Direct operating expenses include only those costs comparable to the proposed future operation of Chamberlain. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the historical summary.

During 1996, Chamberlain was managed by Partners Management and Consultants Inc. for a fee of $350 per month.


(5)  SUBSEQUENT EVENT

In July 1997 EastGroup Properties purchased Chamberlain.

\


                           INDEPENDENT AUDITORS' REPORT


JACKSONVILLE AND NEW ORLEANS PROPERTIES:

We have audited the accompanying historical summary of gross income and direct operating expenses (Historical Summary) of Jacksonville and New Orleans Properties (the Properties) for the year ended December 31, 1996. This Historical Summary is the responsibility of the Properties' management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) as described in note 2 and is not intended to be a complete presentation of revenues and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 4 of Jacksonville and New Orleans Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                 KPMG Peat Marwick LLP
Jackson, Mississippi
September 19, 1997

                   JACKSONVILLE AND NEW ORLEANS PROPERTIES

        HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES




                                                             YEAR ENDED DECEMBER  SIX MONTHS ENDED JUNE
                                                                  31,1996              30, 1997
                                                            -------------------------------------------
                                                                                      (UNAUDITED)
                                                                           (IN THOUSANDS)

Gross income:
              Base rental income                                    $5,135                2,608
              Tenant expense reimbursements                            772                  351
              Other income                                              11                    -
                                                                    ------               ------
                                                                     5,918                2,959
                                                                    ------               ------

Direct operating expenses:
              Real estate taxes                                        586                  287
              Insurance                                                141                   69
              Management fees                                          159                   82
              Utilities                                                106                   34
              Repairs and maintenance                                  166                   67
              Security                                                  27                    3
              Miscellaneous                                             62                   14
                                                                    ------               ------
                                                                     1,247                  556
                                                                    ------               ------


Excess of gross income over direct operating expenses               $4,671                2,403
                                                                    ======               ======




                  See accompanying notes to historical summary.

                   JACKSONVILLE AND NEW ORLEANS PROPERTIES

        NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING
                                    EXPENSES
                        (UNAUDITED AS TO INTERIM PERIOD)

(1)  BUSINESS

         The Jacksonville and New Orleans Properties ("the Properties") include a warehouse complex located in Jacksonville, Florida, comprised of six buildings, and a warehouse complex located in New Orleans, Louisiana, comprised of eight buildings. Total leasable space is approximately 1,692,000 square feet.

(2)  BASIS OF PRESENTATION

         The historical summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) and is not a complete presentation of the Properties' revenues and expenses. The historical summary has been prepared using the accrual basis of accounting.

         The accompanying interim unaudited historical summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments and eliminations (consisting only of normal recurring adjustments) necessary to present fairly the historical summary for the six months ended June 30, 1997, have been included. The results of operations for such interim period are not necessarily indicative of the results for the full year.

         Management of the Properties has made estimates and assumptions relating to the reporting of revenues and expenses and the disclosure of contingent assets and liabilities to prepare the historical summary in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)  GROSS INCOME

         The Properties lease warehouse space under various operating lease agreements with its tenants. All leases are accounted for as operating leases. Base rental income is recognized on a straight-line basis over the terms of the operating leases. These leases include provisions under which the Properties are reimbursed for certain common area maintenance costs, real estate taxes and certain other reimbursable costs. Certain leases contain renewal options for various periods at various rental rates.

A summary of minimum rents to be received from tenants under noncancellable operating leases in effect at December 31, 1996 follows:


                                YEAR ENDING
                                DECEMBER 31,
                                ------------

                                1997            $ 4,878,000
                                1998              3,959,000
                                1999              2,997,000
                                2000              2,287,000
                                2001              1,819,000
                                Thereafter        3,268,000
                                                -----------
                                                $19,208,000
                                                ===========


(4)  DIRECT OPERATING EXPENSES

         Direct operating expenses include only those costs comparable to the proposed future operation of the Properties. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the historical summary.

         During 1996, the Properties were managed by CB Commercial for a fee based on a percentage, ranging from 1.5% to 3%, of gross receipts, as defined.


(5)  COMMITMENTS AND CONTINGENCIES

         In September 1997, EastGroup purchased the Properties.

                           INDEPENDENT AUDITORS' REPORT


BUTTERFIELD TRAIL INDUSTRIAL PARK:

We have audited the accompanying historical summary of gross income and direct operating expenses (Historical Summary) of Butterfield Trail Industrial Park (the Property) for the year ended December 31, 1996. This Historical Summary is the responsibility of the Company's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) as described in note 2 and is not intended to be a complete presentation of revenues and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 4 of Butterfield Trail Industrial Park for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                               KPMG Peat Marwick LLP
Jackson, Mississippi
September 23, 1997

                        BUTTERFIELD TRAIL INDUSTRIAL PARK

        HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES





                                                                         YEAR ENDED DECEMBER          SIX MONTHS ENDED JUNE
                                                                               31,1996                       30, 1997
                                                                      -----------------------------------------------------
                                                                                                           (UNAUDITED)
                                                                                         (IN THOUSANDS)

Gross income:
              Base rental income                                                     $     1,939                  1,314
              Tenant expense reimbursements                                                  142                    149
                                                                                     -----------                  -----
                                                                                           2,081                  1,463
                                                                                     -----------                  -----

Direct operating expenses:
              Real estate taxes                                                              218                    165
              Ground lease                                                                   226                    118
              Insurance                                                                       18                      9
              Repairs and maintenance                                                         29                     15
              Utilities                                                                       52                     30
              Miscellaneous                                                                   18                      7
                                                                                     -----------                  -----
                                                                                             561                    344
                                                                                     -----------                  -----


Excess of gross income over direct operating expenses                                $     1,520                  1,119
                                                                                     ===========                  =====





                  See accompanying notes to historical summary.

                        BUTTERFIELD TRAIL INDUSTRIAL PARK

        NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING
                                    EXPENSES
                        (UNAUDITED AS TO INTERIM PERIOD)

(1)  BUSINESS

         Butterfield Trail Industrial Park ("Butterfield Trail"), is a warehouse complex located in El Paso, Texas. Butterfield Trail is comprised of seven distribution buildings with a total of approximately 671,000 square feet of leasable space.

(2)  BASIS OF PRESENTATION

         The historical summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) and is not a complete presentation of Butterfield Trail's revenues and expenses. The historical summary has been prepared using the accrual basis of accounting.

         The accompanying interim unaudited historical summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments and eliminations (consisting only of normal recurring adjustments) necessary to present fairly the historical summary for the six months ended June 30, 1997, have been included. The results of operations for such interim period are not necessarily indicative of the results for the full year.

         Management of Butterfield Trail has made estimates and assumptions relating to the reporting of revenues and expenses and the disclosure of contingent assets and liabilities to prepare the historical summary in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)  GROSS INCOME

         Butterfield Trail leases warehouse space under various operating lease agreements with its tenants. All leases are accounted for as operating leases. Base rental income is recognized on a straight-line basis over the terms of the operating leases. These leases include provisions under which Butterfield Trail is reimbursed for certain common area maintenance costs, real estate taxes and certain other reimbursable costs. Certain leases contain renewal options for various periods at various rental rates.

         A summary of minimum rents to be received from tenants under noncancellable operating leases in effect at December 31, 1996 follows:

                                 YEAR ENDING
                                 DECEMBER 31,
                                 ------------

                                   1997              $2,355,000
                                   1998               2,267,000
                                   1999               2,065,000
                                   2000               1,729,000
                                   2001                 981,000
                                   Later years          455,000
                                                     ----------
                                                     $9,852,000
                                                     ==========


(4)  DIRECT OPERATING EXPENSES

         Direct operating expenses include only those costs comparable to the proposed future operation of Butterfield Trail. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the historical summary.

         Butterfield Trail is obligated under long term ground leases with the City of El Paso that expire at various dates during the next thirty-nine years (excluding renewal options). These leases contain renewal options for periods ranging from ten to twenty-five years at various rental rates. Rent expense under the operating leases was $226,000 for 1996.

         Minimum lease payments due under the noncancellable operating leases follows:

                                   YEAR ENDING
                                   DECEMBER 31,
                                   ------------

                                   1997              $   236,000
                                   1998                  236,000
                                   1999                  236,000
                                   2000                  236,000
                                   2001                  236,000
                                   Later years         7,343,000
                                                       ---------
                                                     $ 8,523,000
                                                     ===========


(5)  COMMITMENTS AND CONTINGENCIES

         Butterfield Trail is obligated under an existing lease with a tenant to pay one hundred percent of the rent and other charges accruing under the lease covering the tenant's previous location. The obligation to pay such rent and other charges began when the tenant vacated their previous location and continues until the previous location has been subleased, the lease covering the previous location is terminated, or the lease covering the previous location expires. The lease expired on June 1, 1997. Rental payments under this arrangement approximated $147,000 in 1996; however, these payments were excluded from the 1996 historical summary because they are not comparable to the proposed future operations of the property (as defined in Rule 3-14 of the Securities and Exchange Commission Regulation S-X).

It is anticipated that EastGroup Properties will purchase Butterfield Trail.

                          INDEPENDENT AUDITORS' REPORT

SOUTHBAY INDUSTRIAL CENTER:

We have audited the accompanying historical summary of gross income and direct operating expenses (Historical Summary) of Southbay Industrial Center (the Property) for the year ended December 31, 1996. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) as described in note 2 and is not intended to be a complete presentation of revenues and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 4 of Southbay Industrial Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Jackson, Mississippi
September 24, 1997

                           SOUTHBAY INDUSTRIAL CENTER

        HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

                                                             YEAR ENDED      SIX MONTHS
                                                             DECEMBER 31,   ENDED JUNE 30,
                                                                 1996            1997
                                                            ------------------------------
                                                                             (UNAUDITED)
                                                                  (IN THOUSANDS)

Gross income:
             Base rental income                                  $1,019            471
             Tenant expense reimbursements                          213             91
                                                                 ------            ---
                                                                  1,232            562
                                                                 ------            ---

Direct operating expenses:
             Real estate taxes                                      107             53
             Management fees                                         17             12
             Insurance                                               27             15
             Repairs and maintenance                                 43             22
             Utilities                                               10              4
             Bad debt expense                                         7              -
                                                                 ------           ----
                                                                    211            106
                                                                 ------           ----


Excess of gross income over direct operating expenses            $1,021            456
                                                                 ======           ====







                  See accompanying notes to historical summary.

                           SOUTHBAY INDUSTRIAL CENTER

    NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
                        (UNAUDITED AS TO INTERIM PERIOD)

(1)  BUSINESS

Southbay Industrial Center ("Southbay") is a warehouse located in Chula Vista, California. Southbay is a multiple tenant, one building warehouse with a total of approximately 191,000 square feet of leasable space.

(2)  BASIS OF PRESENTATION

The historical summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X (for incorporation by reference in the Registration Statement on Form S-3 of EastGroup Properties) and is not a complete presentation of Southbay's revenues and expenses. The historical summary has been prepared on the accrual basis of accounting.

The accompanying interim unaudited historical summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments and eliminations (consisting only of normal recurring adjustments) necessary to present fairly the historical summary for the six months ended June 30, 1997 have been included. The results of operations for such interim period are not necessarily indicative of the results for the full year.

Management of Southbay has made estimates and assumptions relating to the reporting of revenues and expenses and the disclosure of contingent assets and liabilities to prepare the historical summary in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(3)  GROSS INCOME

Southbay leases warehouse space under various operating lease agreements with tenants. All leases are accounted for as operating leases. Base rental income is recognized on a straight-line basis over the terms of the operating leases. The leases include provisions under which Southbay is reimbursed for certain common area maintenance costs, real estate taxes and property insurance.

     A summary of minimum rents to be received from tenants under noncancellable operating leases in effect at December 31, 1996 follows:

                                            YEAR ENDING
                                            DECEMBER 31,
                                            ------------
                                            1997                 $   975,202
                                            1998                     933,709
                                            1999                     560,567
                                            2000                      37,485
                                            2001                      10,461
                                                                 -----------
                                                                 $ 2,517,424
                                                                 ===========

(4)  DIRECT OPERATING EXPENSES

Direct operating expenses include only those costs comparable to the proposed future operation of Southbay. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the historical summary.

During 1996, Southbay was managed by Spectrum Property Management for a fee based on 2% of the net rental collections of the property plus 1% of amounts reimbursed by tenants for their share of real property taxes, common area maintenance, and other costs, as defined.


(5)  COMMITMENTS AND CONTINGENCIES

It is anticipated that EastGroup Properties will purchase Southbay.

                           EASTGROUP PROPERTIES, INC.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                               AS OF JUNE 30, 1997

         The following unaudited pro forma consolidated balance sheet sets forth the effect of the following material acquisitions - Senator Street
Distribution Center on July 16, 1997, Chamberlain Distribution Center on July 22, 1997, the Jacksonville and New Orleans Properties on September 24, 1997, the August, 1997 acquisition of 1,449,956 preferred shares of Meridian Point Realty Trust VIII Co. and the probable purchases of Butterfield Trail
Industrial Park and Southbay Industrial Center, as if these acquisitions had been consummated on June 30, 1997. The unaudited pro forma consolidated balance sheet also sets forth the effect of the following dispositions - Santa Fe
Energy Building on July 31, 1997, the 77.78% owned Liberty Corners Shopping Center on August 29, 1997 and the 50% owned Cowesett Corners Shopping Center on September 16, 1997 - as if the dispositions had been consummated on June 30, 1997. The unaudited pro forma consolidated balance sheet has been prepared by management of EastGroup based upon the historical financial statements of EastGroup and the adjustments and assumptions in the accompanying notes to the unaudited pro forma consolidated financial statements. This unaudited pro forma consolidated balance sheet may not be indicative of the results that actually would have occurred if the acquisitions and dispositions had been in effect on the dates indicated. The unaudited pro forma consolidated balance sheet should be read in conjunction with the financial statements and the notes to the financial statements of EastGroup in its annual report on Form 10-K for the period ended December 31, 1996.

                                                  EASTGROUP
                                                   JUNE 30,
                                                       1997           MATERIAL              MATERIAL             PRO FORMA
                                                (HISTORICAL)      ACQUISITIONS(1)      DISPOSITIONS(2)         CONSOLIDATED
                                                ------------      ---------------     ----------------         -------------
                                                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

ASSETS
Real estate properties
 (net of accumulated
  depreciation)                                    $267,165             86,878                    --              354,043
Real estate held
  for sale, net                                      14,077                 --               (13,492)                 585
Investment in joint venture                           4,408                 --                (4,408)                  --
Mortgage loans (net of
  allowance for losses)                              13,515                 --                    --               13,515
Land and land purchase-leasebacks                       527                 --                    --                  527
Investment in REIT's                                  3,377             13,756                    --               17,133
Cash and cash equivalents                               787                 --                    --                  787
Other assets                                          6,471                 --                  (145)               6,326
                                                   --------            -------              --------             --------
                                                   $310,327            100,634              $(18,045)             392,916
                                                   ========            =======              ========             ========
LIABILITIES
Mortgage notes payable                             $103,992             52,641 (3)                --              156,633
Notes payable to banks                               18,449             47,993               (23,948)              42,494
Accounts payable and
  accrued expenses                                    2,131                 --                   (25)               2,106
Minority interest                                     3,267                 --                  (777)               2,490
Other liabilities                                     1,552                 --                    --                1,552
                                                   --------            -------              --------             --------
                                                    129,391            100,634               (24,750)             205,275
                                                   --------            -------              --------             --------
SHAREHOLDERS' EQUITY
Common Stock                                              1                 --                    --                    1
Additional paid-in-capital                          171,400                 --                    --              171,400
Unrealized gain on securities                           226                 --                    --                  226
Undistributed earnings                                9,309                 --                 6,705               16,014
                                                   --------            -------              --------             --------
                                                    180,936                 --                 6,705              187,641
                                                   --------            -------              --------             --------
                                                   $310,327            100,634              $(18,045)             392,916
                                                   ========            =======              ========             ========
Book value per share                               $  14.26                                                         14.79
                                                   ========                                                      ========
Shares outstanding                                   12,684                                                        12,684
                                                   ========                                                      ========

                           EASTGROUP PROPERTIES, INC.

                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                               AS OF JUNE 30, 1997

(1) Material acquisitions include the Senator Street Distribution Center on July 16, 1997 for $2,715,000, the Chamberlain Distribution Center on July 22, 1997 for $4,077,000, the Jacksonville and New Orleans Properties on September 24, 1997 for $50,237,000 and the probable acquisitions of Butterfield Trail Industrial Park for $19,840,000 and Southbay Industrial Center for $10,009,000.

         Material acquisitions also include EastGroup's August, 1997 acquisition of 1,449,956 preferred shares of Meridian Point Realty Trust VIII Co. at an average price of approximately $9.47 per preferred share.

(2) Material dispositions include the Santa Fe Energy Building on July 31, 1997 for $12,673,000 net proceeds, the 77.78% owned Liberty Corners Shopping Center on August 29, 1997 for $5,260,000 net proceeds and the 50% owned Cowesett Corners Shopping Center on September 16, 1997 for $6,015,000. The proceeds from the Santa Fe Energy Building sale were put in escrow and subsequently used to purchase industrial properties in tax deferred transactions. The proceeds from the Liberty Corners and Cowesett Corners dispositions was used to repay bank debt.

(3) EastGroup assumed a $2,519,000 non-recourse mortgage note payable in the acquisition of Chamberlain. The 8.75% mortgage matures October 1, 2004 with monthly payments of principal and interest of $21,376. The mortgage is secured by the underlying land and building. The September 24, 1997 acquisition of the Jacksonville and New Orleans Properties was funded with cash and two first mortgage loans totaling $45,000,000 at 9.25% interest lent by Meridian Industrial Trust, Inc. to EastGroup. The mortgage loans are interest only and are secured by the underlying real estate and the assignment of rents. EastGroup intends to repay this debt, which matures December 31, 1997, through its existing bank lines or with other capital. Also, the Company anticipates assuming a $5,122,000 recourse mortgage note payable upon the purchase of Southbay. The 8.5% mortgage matures July 1, 2004 with monthly payments of principal and interest of $57,115. The mortgage is secured by the underlying land and building.

                           EASTGROUP PROPERTIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

The following unaudited pro forma consolidated statement of operations for the six months ended June 30, 1997 sets forth the effect of EastGroup's material acquisitions, dispositions and the February, 1997 equity offering as if these transactions had been consummated on January 1, 1996. The pro forma consolidated statement of operations has been prepared by management of EastGroup based upon historical statements of operations of EastGroup and the adjustments and assumptions in the accompanying notes to the unaudited pro forma consolidated financial statements. The pro forma statement of operations may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma statement of operations should be read in conjunction with their notes and the other financial statements and notes to the financial statements of EastGroup.




                                       EASTGROUP
                                         JUNE 30,                                    FEBRUARY, 1997
                                          1997        MATERIAL          MATERIAL          EQUITY        PRO FORMA
                                      (HISTORICAL)  ACQUISITIONS(1)  DISPOSITIONS(2)     OFFERING      CONSOLIDATED
                                      ------------  ---------------  ---------------  -------------    ------------
                                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
REVENUES
Income from real estate operations      $ 22,985         6,161            (1,933)             --           27,213
Interest:
   Mortgage loans                          1,004          --                --                --            1,004
   Other                                     186          --                 (31)             --              155
Other                                        479           203              (341)             --              341
                                        --------      --------          --------          --------       --------
                                          24,654         6,364            (2,305)             --           28,713
                                        --------      --------          --------          --------       --------
EXPENSES
Operating expenses from
  real estate operations                   6,993         1,282              (795)             --            7,480
Interest expense                           4,711         4,602(3)           (879)(4)          (261)(5)      8,173
Depreciation and amortization              4,722         1,021(6)             (9)             --            5,734
Minority interest in
  joint ventures                             299          --                --                --              299
General and
  administrative expenses                  1,401          --                --                --            1,401
                                        --------      --------          --------          --------       --------
                                          18,126         6,905            (1,683)             (261)        23,087
                                        --------      --------          --------          --------       --------
   Income before gain on
     investments                           6,528          (541)             (622)              261          5,626
                                        --------      --------          --------          --------       --------
GAIN ON INVESTMENTS
   Real estate and mortgage loans            107          --                --                --              107
                                        --------      --------          --------          --------       --------
NET INCOME                              $  6,635          (541)             (622)              261          5,733
                                        ========      ========          ========          ========       ========
Net income per share                    $    .54                                                              .45
                                        ========                                                         ========
WEIGHTED AVERAGE SHARES
  OUTSTANDING                             12,201                                                           12,668(7)
                                        ========                                                         ========


                           EASTGROUP PROPERTIES, INC.

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(1) EastGroup's material acquisitions include Lockwood Distribution Center on May 9, 1997 for $6,183,000, Interchange D on June 13, 1997 for $3,052,000, Senator Street Distribution Center on July 16, 1997 for $2,715,000, Chamberlain Distribution Center on July 22, 1997 for $4,077,000 which includes the assumption of a $2,519,000 mortgage, the Jacksonville and New Orleans Properties on September 24, 1997 for $50,237,000 which includes two first mortgage loans totaling $45,000,000, and the probable acquisitions of Butterfield Trail Industrial Park for $19,840,000 and Southbay Industrial Center for $10,009,000 which includes the assumption of a $5,122,000 mortgage.

         Material acquisitions also include EastGroup's August, 1997 acquisition of 1,449,956 preferred shares of Meridian Point Realty Trust VIII Co. at an average price of approximately $9.47 per preferred share.

(2) EastGroup's material dispositions include Santa Fe Energy Building on July 31, 1997 for $12,673,000 net proceeds, the 77.78% owned Liberty Corners Shopping Center on August 29, 1997 for $5,260,000 net proceeds and the 50% owned Cowesett Corners Shopping Center on September
         16, 1997 for $6,015,000 net proceeds.

(3) Increase interest expense on bank debt as if the material acquisitions and the assumed mortgages had been purchased January 1, 1996. The original $2,600,000 Chamberlain non-recourse mortgage had a remaining principal balance of $2,519,000 at acquisition date. The mortgage has an interest rate of 8.75% and matures October 1, 2004 with a 25 year amortization basis. The original $5,800,000 Southbay recourse mortgage is expected to have a remaining principal balance of $5,122,000 at acquisition date. The mortgage has an interest rate of 8.5% and matures July 1, 2004 with a 15 year amortization basis.

         The September 24, 1997 acquisition of the Jacksonville and New Orleans Properties was funded with cash and two first mortgage loans totaling $45,000,000 at 9.25% interest lent by the seller to EastGroup. The mortgage loans are interest only and are secured by the underlying real estate and the assignment of rents. EastGroup intends to repay this debt, which matures December 31, 1997, through its existing bank lines or with other capital.

(4) Decrease interest expense for the reduction of variable rate debt as if the material dispositions had been sold January 1, 1996.

(5) On February 4, 1997 EastGroup announced the offering of 1,875,000 shares of beneficial interest under its existing shelf registration statement. On February 28, 1997, in connection with this public offering, the underwriter exercised in full its over-allotment option for an additional 225,000 shares. The net proceeds to the Company from the offering was approximately $36,725,000, net of underwriting commissions and expenses. For pro forma purposes, interest expense was reduced for the reduction of variable rate debt as if the proceeds from the offering had been received on January 1, 1996.

         EastGroup's weighted average shares outstanding were also restated to show the effect of the shares as if they had been issued January 1, 1996 as detailed in note (7).

(6)      Depreciation adjustment based on an estimated life of forty years.

(7)      Weighted average EastGroup Shares outstanding were computed as follows:

                                                                       SIX MONTHS ENDED
                                                                         JUNE 30, 1997
                                                                         -------------
                                                                        (IN THOUSANDS)

Historical weighted average EastGroup Shares outstanding                       10,568
EastGroup Shares issued in February, 1997 equity offering                       2,100
                                                                                -----
Pro Forma weighted average EastGroup Shares outstanding                        12,668
                                                                               ======

                           EASTGROUP PROPERTIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996

         The following unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 sets forth the effect of 1) EastGroup's merger with LNH REIT and Copley Properties, Inc. and 2) EastGroup and Copley's material acquisitions, dispositions and February, 1997 equity offering as if these transactions had been consummated on January 1, 1996. The pro forma consolidated statement of operations has been prepared by management of EastGroup based upon historical statements of operations of EastGroup, LNH REIT and Copley and the adjustments and assumptions in the accompanying notes to the unaudited pro forma consolidated financial statements. The pro forma statement of operations may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma statement of operations should be read in conjunction with the other financial statements and the notes to the financial statements of EastGroup in its annual report on Form 10-K for the year ended December 31, 1996.


                                                                                                           COPLEY 1996
                                           EASTGROUP                                                       HISTORICAL
                                            DEC. 31,                                      FEBRUARY, 1997   OPERATIONS
                                             1996           MATERIAL        MATERIAL           EQUITY        PRIOR TO
                                         (HISTORICAL)    ACQUISITIONS(9) DISPOSITIONS(10)     OFFERING        MERGER
                                         ------------    --------------- ---------------- --------------   -----------
                                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
REVENUES
   Income from real estate operations       $ 37,143       $ 12,635        $ (5,865)              --          $  6,804
   Share of real estate investment
     operations                                 --             --              --                 --                39
   Equity in earnings of real
     estate investment trust                      43           --              --                 --              --
   Interest:
      Mortgage loans                           1,644           --              --                 --              --
      Other                                       74            406            --                 --
   Other                                         861           --              (417)              --              --
                                            --------       --------        --------           --------        --------
                                              39,765         13,041          (6,282)              --             6,843
                                            --------       --------        --------           --------        --------
EXPENSES
   Management fees                              --             --              --                 --              --
   Operating expenses from real
      estate operations                       13,262          2,817          (2,992)              --             1,653
   Interest expense                            8,930          9,668(11)      (2,739)(12)        (2,681)(13)      2,526
   Depreciation and amortization               7,759          2,207            (809)              --             1,700
   Minority interest in joint
     ventures                                    289           --              --                 --              --
   General and administrative
     expenses                                  2,356          --               --                 --               814
                                            --------       --------        --------           --------        --------

                                              32,596         14,692          (6,540)            (2,681)          6,693
                                            --------       --------        --------           --------        --------
           Income before gain on
             investments                       7,169         (1,651)            258              2,681             150
                                            --------       --------        --------           --------        --------
GAIN ON INVESTMENTS
   Real estate and mortgage loans              5,340           --            (4,256)(1)           --                30
                                            --------       --------        --------           --------        --------
NET INCOME                                  $ 12,509       $(1,651)        $ (3,998)          $  2,681        $    180
                                            ========       ========        ========           --------        ========
Net income per share                        $   1.44
                                            ========
WEIGHTED AVERAGE SHARES
  OUTSTANDING(14)                              8,677
                                            ========



                                                           LNH
                                         COPLEY'S      HISTORICAL
                                      ACQUISITIONS/    OPERATIONS
                                      DISPOSITIONS/      PRIOR TO       PRO FORMA            PRO FORMA
                                       EXCHANGES (6)      MERGER       ADJUSTMENTS         CONSOLIDATED
                                     ---------------    ----------     -----------         -------------
                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
REVENUES
   Income from real estate
     operations                          $    514        $    594        $   --               $ 51,825
   Share of real estate investment
      operations                              (39)           --              --                   --
   Equity in earnings of real
     estate investment trust                 --              --               (43)(2)             --
   Interest:
      Mortgage loans                         --               251            --                  1,895
      Other                                  --                16            --                    496
   Other                                     --               123            (358)(3,7)            209
                                         --------        --------        --------             --------
                                              475             984            (401)              54,425
                                         --------        --------        --------             --------
EXPENSES
   Management fees                           --               119            (119)(4)              -
   Operating expenses from real
      estate operations                        86             208            --                 15,034
   Interest expense                           231            --              --                 15,935
   Depreciation and amortization              144             140            (218)(8)           10,923
   Minority interest in joint
     ventures                                --                41            --                    330
   General and administrative
     expenses                                --               259              52(5)             3,481
                                         --------        --------        --------             --------

                                              461             767            (285)              45,703
                                         --------        --------        --------             --------
   Income before gain on
      investments                              14             217            (116)               8,722
                                         --------        --------        --------             --------
GAIN ON INVESTMENTS
   Real estate and mortgage
     loans                                    (30)           --            (1,084)(1)             --
                                         --------        --------        --------             --------
NET INCOME                               $    (16)       $    217        $ (1,200)            $  8,722
                                         ========        ========        ========             ========
Net income per share                                                                          $    .69
                                                                                              ========
WEIGHTED AVERAGE SHARES
  OUTSTANDING(14)                                                                               12,632
                                                                                              ========

                           EASTGROUP PROPERTIES, INC.

            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(1) Gain on EastGroup dispositions of $5,340,000 in 1996 has been removed in determining pro forma net income.

(2)      Eliminate equity in earnings of LNH REIT, Inc.

(3)      Eliminate equity in earnings of EastGroup Managers, Inc.

(4)      Eliminate LNH management fee expense to LNH REIT Managers.

(5)      Eliminate management fee income received from LNH REIT Managers.

(6)      Copley's acquisitions/dispositions/exchanges:

                                                                         Income
                                                                       From Real
                                          Sales, Purchase                Estate          R.E.
                                            or Exchange                Operating    Depreciation    Interest
Property                              Description        Date          Operations      Expense       Expense       Expense
                                                                                           Amounts (000'S)

Columbia Place                        Exchange(A)     Feb. 1996             153            (9)          (23)          (76)
Metro Business Park                   Exchange(A)     Feb. 1996              98           (21)          (40)          (40)
Dominiguez Properties                 Exchange(A)     Feb. 1996             168           (23)          (56)          (75)
270 Technology Park                   Exchange(A)     Feb. 1996              --            --            --            --
West Side Business Park               Exchange(A)     Feb. 1996               7            (6)           (7)           (7)
Central Distribution Center           Exchange(A)     Feb. 1996              44           (13)           (9)          (17)
Carson Industrial Center              Exchange(A)     Feb. 1996              44           (14)           (9)          (16)
                                                                          -----         -----        ------        ------
     Total                                                                $ 514         $ (86)       $ (144)       $ (231)
                                                                          =====         =====        ======        ======


                                                                           SHARE OF
                                                                             R.E.           GAIN (LOSS) ON
PROPERTY OPERATIONS                                                       INVESTMENT          INVESTMENTS           TOTAL
-------------------                                                       ----------          -----------           -----
                                                                                            AMOUNTS (000'S)

Columbia Place                                                                (35)                 (30)              (20)
Metro Business Park                                                             2                   --                (1)
Dominiguez Properties                                                          (9)                  --                 5
270 Technology Park                                                             1                   --                 1
West Side Business Park                                                         8                   --                (5)
Central Distribution Center                                                    (3)                  --                 2
Carson Industrial Center                                                       (3)                  --                 2
                                                                            -----                -----             -----
     Total                                                                  $ (39)               $ (30)            $ (16)
                                                                            =====                =====             =====

(A) In February 1996 Copley effected two exchange transactions swapping tenancy-in-common interests to gain 100% ownership of certain wholly owned properties. For purposes of the pro forma statement of operations, share of real estate investment operations for all investments involved in the exchange has been eliminated and the separate components of income from operations for the 100% owned real estate properties have been reflected for the pro forma periods.

(7)      Eliminate dividend income from Copley's shares.

(8) Depreciation adjustment based on allocation of the purchase price over an estimated life of forty years for buildings and three years for tenant improvements.

(9) EastGroup's 1996 material acquisitions include Walnut Business Park on August 10, 1996 for $8,148,000 and Braniff Park West on September 19, 1996 for $5,706,000. EastGroup's 1997 material acquisitions include Lockwood Distribution Center on May 9, 1997 for $6,183,000, Interchange D on June 13, 1997 for $3,052,000, Senator Street Distribution Center on July 16, 1997 for $2,715,000, Chamberlain Distribution Center on July 22, 1997 for $4,078,000 which includes the assumption of a $2,519,000 mortgage, Jacksonville and New Orleans Properties on September 24, 1997 for $50,237,000 which includes two first mortgage loans totaling $45,000,000, and the probable acquisitions of Butterfield Trail Industrial Park for $19,840,000 and Southbay Industrial Center for $10,009,000 which includes the assumption of a $5,122,000 mortgage.

         Material acquisitions also include EastGroup's August, 1997 acquisition of 1,449,956 preferred shares of Meridian Point Realty Trust VIII Co. at an average price of approximately $9.47 per preferred share.

(10) EastGroup's 1996 material dispositions include Garden Villa Apartments on January 31, 1996 for $4,068,000 net proceeds, Sample I-95 land on July 26, 1996 for $3,267,000 net proceeds, Pin Oaks Apartments on November 27, 1996 for $4,235,000 net proceeds and Plantantions Apartments on December 19, 1996 for $7,235,000 net proceeds. EastGroup's 1997 material dispositions include Santa Fe Energy Building on July 31, 1997 for $12,673,000 net proceeds, the 77.78% owned Liberty Corners Shopping Center on August 29, 1997 for $5,260,000 net proceeds and the 50% owned Cowesett Corners Shopping Center on September 16, 1997 for $6,015,000 net proceeds.

(11) Increase interest expense on bank debt as if the material acquisitions and the assumed mortgages had been purchased January 1, 1996. The original $2,600,000 Chamberlain non-recourse mortgage had a remaining principal balance of $2,519,000 at acquisition date. The mortgage has an interest rate of 8.75% and matures October 1, 2004 with a 25 year amortization basis. The original $5,800,000 Southbay recourse mortgage is expected to have a remaining principal balance of $5,122,000 at acquisition date. The mortgage has an interest rate of 8.5% and matures July 1, 2004 with a 15 year amortization basis.

         The September 24, 1997 acquisition of the Jacksonville and New Orleans Properties was funded with cash and two first mortgage loans totaling $45,000,000 at 9.25% interest lent by the seller to EastGroup. The mortgage loans are interest only and are secured by the underlying real estate and the assignment of rents. EastGroup intends to repay this debt, which matures December 31, 1997, through its existing bank lines or with other capital.

(12) Decrease interest expense for the repayment of mortgage notes payable on real estate properties and for the reduction of variable rate debt with proceeds in excess of mortgage notes payable.

(13) On February 4, 1997 EastGroup announced the offering of 1,875,000 shares of beneficial interest under its existing shelf registration statement. On February 28, 1997, in connection with this public offering, the underwriter exercised in full its over-allotment option for an additional 225,000 shares. The net proceeds to the Company from the offering was approximately $36,725,000, net of underwriting commissions and expenses. For pro forma purposes, interest expense was reduced for the reduction of variable rate debt as if the proceeds from the offering had been received on January 1, 1996. EastGroup's weighted average shares outstanding were also restated to show the effect of the shares as if they had been issued January 1, 1996 as detailed in note (14).


(14)     Weighted average EastGroup Shares outstanding were computed as follows:

                                                                                           TWELVE MONTHS ENDED
                                                                                            DECEMBER 31, 1996
                                                                                            -----------------
                                                                                             (IN THOUSANDS)

Historical weighted average EastGroup Shares outstanding                                             6,366
EastGroup Shares issued in merger with LNH REIT                                                        927
EastGroup Shares issued in merger with Copley                                                        3,239
EastGroup Shares issued in February, 1997 equity offering                                            2,100
                                                                                                     -----

Pro Forma weighted average EastGroup Shares outstanding                                             12,632
                                                                                                    ======